UNITED STATES OF AMERICA
Before the
SECURITIES AND EXCHANGE COMMISSION

SECURITIES ACT OF 1933
Release No. 8858 / October 18, 2007

SECURITIES EXCHANGE ACT OF 1934
Release No. 56672 / October 18, 2007

ADMINISTRATIVE PROCEEDING
File No. 3-12868

In the Matter of	ORDER INSTITUTING CEASE-AND-
DESIST PROCEEDINGS, MAKING
PACKETPORT.COM, INC.,	FINDINGS, AND IMPOSING REMEDIAL
RONALD DURANDO,	SANCTIONS AND A CEASE-AND-
MICROPHASE CORP.,	DESIST ORDER PURSUANT TO
ROBERT H. JAFFE,	SECTION 8A OF THE SECURITIES ACT
GUSTAVE DOTOLI,	OF 1933 AND SECTION 21C OF THE
M. CHRISTOPHER AGARWAL,	SECURITIES EXCHANGE ACT OF 1934
and THEODORE KUNZOG,

Respondents.

The Securities and Exchange Commission ("Commission") deems it appropriate that cease-and-desist proceedings be, and hereby are, instituted pursuant to Section 8A of the Securities Act of 1933 ("Securities Act") and Section 21C of the Securities Exchange Act of 1934 ("Exchange Act"), against PacketPort.com, Inc. ("PacketPort.com"), Ronald Durando ("Durando"), Microphase Corp. ("Microphase"), Robert H. Jaffe ("Jaffe"), Gustave Dotoli ("Dotoli"), M. Christopher Agarwal ("Agarwal") and Theodore Kunzog ("Kunzog") (collectively, the "Respondents").

II.

In anticipation of the institution of these proceedings, each of the Respondents has submitted an Offer of Settlement (the "Offer") which the Commission has determined to accept. Solely for the purposes of these proceedings and any other proceeding brought by or on behalf of the Commission or to which the Commission is a party, and without admitting or denying the findings herein, except as to the Commission's jurisdiction over them and the subject matter of these proceedings, which are admitted, Respondents consent to entry of this Order Instituting Cease-and-Desist Proceedings, Making Findings, and Imposing a Cease-and-Desist Order and

Remedial Sanctions Pursuant to Section 8A of the Securities Act of 1933 and Section 21C of the Securities Exchange Act of 1934 ("Order"), as set forth below.

III.

On the basis of this Order and Respondents’ Offers, the Commission finds1 that:

A.

Respondents

1.

PacketPort.com, Inc. is a Nevada corporation with its principal place of business in Norwalk, Connecticut. The company previously traded under the name Linkon Corp. ("Linkon"). PacketPort.com is a developer and distributor of internet telephony products. PacketPort.com common stock is registered with the Commission pursuant to Section 12(g) of the Exchange Act and traded in the over-the-counter bulletin board market.

2.

Ronald Durando, age 50, became PacketPort.com’s chairman, president, and chief executive officer ("CEO") on November26, 1999. He is the chief operating officer of Microphase and was the president and sole owner of PacketPort, Inc. In mid-December 1999, PacketPort, Inc. and its assignees acquired control of PacketPort.com.

3.

Microphase Corp. is a private Connecticut corporation with its principal place of business in Norwalk, Connecticut. Founded in 1955, Microphase designs and manufactures electronic components for commercial and defense applications.

4.

Robert H. Jaffe, age 71, is an attorney and principal of the Springfield, New Jersey law firm of Robert H. Jaffe & Associates, P.A. Mr. Jaffe was an interim director of PacketPort.com from November1999 through late 2000. Mr. Jaffe represented PacketPort, Inc. and others in various transactions and issues related to PacketPort.com, including the acquisition of PacketPort.com shares, and served as PacketPort.com’s special securities counsel.

5.

Gustave Dotoli, age 72, became a director of PacketPort.com in November 1999.Mr. Dotoli was a director and secretary of PacketPort, Inc.

6.

M. Christopher Agarwal, a 30-year-old resident of La Jolla, California, was chairman and principal shareholder of IP Equity, Inc., a private California corporation that owned and operated Internet Stock News, an Internet-based stock newsletter.

7.

Theodore Kunzog, a 49-year-old resident of San Diego, California, was IP Equity’s CFO and securities analyst. He was also a shareholder of the firm.

B.

Other Relevant Entities

IP Equity, Inc. is a now-defunct private California corporation which maintained its principal offices in San Diego, California. During the relevant period, the firm owned and operated Internet Stock News. RespondentsAgarwal and Kunzog were shareholders and officers of the firm.

1 The findings herein are made pursuant to Respondents’ Offers of Settlement and are not binding on any other person or entity in this or any other proceeding.

C.

Summary

1.

Linkon was an internet telephony company. In early 1999, it ran into financial difficulty. Respondents Durando and Dotoli, with PacketPort, Inc., sought to acquire control of Linkon, settle its debt, and infuse it with cash in exchange for an equity position in Linkon. During the acquisition, Linkon changed its name to PacketPort.com.

2.

In the course of this acquisition, Respondents PacketPort.com, Durando, Dotoli, Jaffe, Agarwal, Kunzog and Microphase violated Section 5 of the Securities Act, as described below. Moreover, Respondents Durando, Dotoli, and Jaffe, who were officers, directors, or beneficial owners of more than ten percent of the shares of PacketPort.com, did not file in a timely manner, as required by Section 16(a) of the Exchange Act and Rule 16a-3 thereunder, a Form 3 reflecting their being officers, directors, or beneficial owners of more than ten percent of the shares of PacketPort.com and thereby violated Section 16(a) of the Exchange Act and Rule 16a-3. Further, Respondent Durando did not file in a timely manner a Schedule 13D upon PacketPort, Inc.’s acquisition of more than five percent of the stock of PacketPort.com, and thereby violated Section 13(d) of the Exchange Act and Rule 13d-1 thereunder. In December 1999, Respondents Agarwal and Kunzog, through Internet Stock News, published an article concerning PacketPort.com and sent it to more than 350,000 e-mailboxes and posted it on the Internet Stock News website. The article failed to disclose that IP Equity had obtained the right from the issuer to purchase one million restricted shares of PacketPort.com stock at a discount from the market price of unrestricted shares. Respondents Agarwal and Kunzog thereby violated Section 17(b) of the Securities Act.

D.

Facts

1.

In the mid- to late-1990s, Linkon developed and sold products and services to the telecommunications sector. By May 1999, Linkon was in default on $1.9 million in debt notes, was subject to an $802,500 civil judgment and had ceased operations.

2.

In the fall of 1999, Microphase, Durando and Dotoli concluded that, if the debt of Linkon could be paid off and the company infused with cash, Linkon could be revitalized. Durando and Dotoli formed PacketPort, Inc. to acquire control of Linkon. Pursuant to the acquisition proposal, PacketPort, Inc. and its assignees (collectively, "PacketPort, Inc.") would acquire sufficient shares of common stock of Linkon so that PacketPort, Inc. would obtain control over Linkon. In December 1999, PacketPort, Inc. took over Linkon according to these terms and changed Linkon’s name to PacketPort.com, Inc.

3.

One Linkon shareholder and his controlled entities (hereinafter collectively referred to as the "Prior Shareholder") held the debt notes referenced above, held 10.8% of Linkon shares, and held Linkon-issued warrant sentitling the holder to purchase one million Linkon common stock shares.

4.

As set forth in the November 1999 acquisition proposal, PacketPort, Inc. acquired 1.48 million restricted Linkon shares from the Prior Shareholder. Durando, in return, paid the Prior Shareholder to retire Linkon’s $1.9 million in debt notes. Durando also advanced sums of money to retire an $802,500 judgment Linkon owed to an Australian corporation, Syrinx Speech Systems Pty. Ltd. Also in late November 1999, Dotoli, on behalf of Packetport, Inc., executed an assignment of its Packetport.com interest to Jaffe’s attorney trust account. On or about December 3, 1999, the Prior Shareholder delivered the share certificates endorsed in blank to Respondent Jaffe.

5.

On or about December 10, 1999, Jaffe gave PacketPort.com’s transfer agent legended stock certificates representing the Linkon shares PacketPort, Inc. acquired from the Prior Shareholder. Jaffe instructed the transfer agent to reissue the Linkon shares as PacketPort.com shares in unlegended certificates to PacketPort, Inc’s assignees. Jaffe advised the transfer agent, in sum and substance, that the Prior Shareholder was the owner and transferor of the shares and had held the shares for more than two years. Thus, according to Jaffe, the shares qualified for an exemption from registration under the Securities Act and could be reissued to PacketPort, Inc. and its assignees without legends identifying theshares as restricted. In fact, however, the shares did not qualify for an exemption from the registration requirements of Section 5 because the shares were no longer owned by the Prior Shareholder, but rather by affiliates of the issuer—PacketPort, Inc. and its assignees.

6.

On or about December 13, 1999, the transfer agent reissued the restricted shares PacketPort, Inc. acquired from the Prior Shareholder to the PacketPort, Inc.’s assignees. None of the reissued certificates bore restrictive legends.

7.

The assignees, including, among others, Microphase, IP Equity (owned and controlled by Agarwal and Kunzog) and entities controlled by Jaffe and others, received restricted shares because they acquired the shares from PacketPort, Inc., an affiliate of the issuer. The assignees became statutory underwriters when they offered and resold the shares to the public without holding the shares for one year.

8.

PacketPort, Inc. obtained warrants for the 1,000,000 Linkon shares (333,334 post reverse split PacketPort.com shares) from the Prior Shareholder (the "Prior Shareholder Warrants"), as referenced in paragraph 3, above.

9.

Jaffe instructed the transfer agent to issue in unlegended stock certificates the shares acquired by exercise of the warrants. Jaffe represented to the transfer agent that the shares underlying the warrants were the subject of a Form S-8 registration, effective on or about August 24, 1998, and, thus the shares were unrestricted.

10.

The referenced Form S-8 registration did not pertain to the common stock underlying the Prior Shareholder Warrants. Instead, the resale of the common stock underlying the Prior Shareholder Warrants had been the subject of a FormS-2/A Registration Statement, effective on August 13, 1998. However, the Form S-2/A Registration Statement did not cover any public resale of those underlying shares except by the seller it identified—the Prior Shareholder.

11.

In or about January 2000, PacketPort, Inc.’s assignees exercised the warrants, including Microphase, which paid approximately $1.23 million to exercise 275,000 of the Prior Shareholder Warrants, and later sold the underlying shares.

12.

The shares issued pursuant to the exercise of the Prior Shareholder Warrants were acquired from the issuer in an unregistered transaction and, thus, were restricted.

13.

PacketPort, Inc. and its assignees should have known that there was no registration statement covering the sale of shares acquired from the Prior Shareholder or obtained through the exercise of the Prior Shareholder Warrants.

14.

After the market closed on December 13, 1999, IP Equity’s news outlet, Internet Stock News, published an article concerning PacketPort.com and sent it to more than 350,000 e-mailboxes, posted it on its website www.internetstocknews.com, and published it on a Business Wire press release. Kunzog wrote the article, which strongly recommended PacketPort.com stock and announced that it had been added to the Internet Stock News’ "Ones to Watch in 1999" group of leading Internet companies.

15.

The article’s disclaimer stated that the publisher "may" own not more than 400,000 shares of the stocks it was touting, whereas IP Equity actually owned 400,000 shares of PacketPort.com and owned an option on one million restricted shares. The article failed to disclose that IP Equity had obtained from the issuer an option to purchase one million restricted shares at a discount from the market price as consideration for disseminating information relating to PacketPort.com through e-mails, press releases and the Internet.

E.

Violations

1.

As a result of the conduct described above, Respondents PacketPort.com, Microphase, Durando, Dotoli, Jaffe, Agarwal and Kunzog violated Section 5(a) and 5(c) of the registration requirements of the Securities Act.

2.

Respondent Durando, on behalf of PacketPort, Inc., was required by Section 13(d) of the Exchange Act and Rule 13d-1 thereunder to file a Schedule 13D within ten days of its acquisition of beneficial ownership of more than five percent of PacketPort.com. PacketPort, Inc. did not file such schedule until 2002, more than ten days after becoming a beneficial owner of more than five percent of PacketPort.com’s stock. Based on the foregoing, Respondent Durando violated Section 13(d) of the Exchange Act and Rule 13d-1 thereunder.

3.

Respondents Durando, Dotoli and Jaffe each were required by Section 16(a) of the Exchange Act and Rule 16a-3 thereunder to file a Form 3 within ten days of becoming officers, directors, or beneficial owners of more than ten percent of the shares of PacketPort.com. No such Forms 3 were filed until 2002, more than ten days after becoming officers, directors, or the beneficial owners of more than ten percent of the shares of PacketPort.com. Based on the foregoing, Respondents Durando, Dotoli and Jaffe violated Section 16(a) of the Exchange Act and Rule 16a-3 thereunder.

4.

As a result of the conduct described above, Respondents Agarwal and Kunzog violated Section 17(b) of the Securities Act, which makes it unlawful to publish a communication describing a security for consideration from an issuer, underwriter or dealer, without fully disclosing the consideration or the amount thereof.

IV.

In view of the foregoing, the Commission deems it appropriate to impose the sanctions agreed to in Respondents’ Offers.

Accordingly, it is hereby ORDERED that:

A.

Respondents PacketPort.com, Microphase, Ronald Durando, Gustave Dotoli, Robert Jaffe, Christopher Agarwal and Theodore Kunzog cease and desist from committing or causing any violations and any future violations of Section 5(a) and 5(c) of the Securities Act.

B.

Respondents Ronald Durando, Gustave Dotoli, and Robert Jaffe cease and desist from committing or causing any violations and any future violations of Section 16(a) of the Exchange Act and Rule 16a-3 thereunder.

C.

Respondent Ronald Durando cease and desist from committing or causing any violations and any future violations of Section 13(d) of the Exchange Act and Rule 13d-1 thereunder.

D.

Respondents Christopher Agarwal and Theodore Kunzog cease and desist from committing or causing any violations and any future violations of Section 17(b) of the Securities Act.

E.

Respondents shall pay disgorgement as follows:

1.

Respondent Microphase shall pay disgorgement of $700,000, $100,000 of which shall be paid within 10 days from the entry of this Order, and the balance shall be paid within 160 days from the entry of this Order.

2.

Respondent Durando shall pay disgorgement of $150,000, $50,000 of which shall be paid within 10 days from the entry of this Order, and the balance shall be paid within 160 days from the entry of this Order.

3.

Respondent Dotoli shall pay disgorgement of $100,000, $25,000 of which shall be paid within 10 days from the entry of this Order, and the balance shall be paid within 160 days from the entry of this Order.

4.

Respondent Jaffe shall pay disgorgement of $125,000, $50,000 of which shall be paid within 10 days from the entry of this Order, and the balance shall be paid within 160 days from the entry of this Order.

Such payments shall be made: (A) by United States postal money order, certified check, bank cashier’s check or bank money order; (B) made payable to the Securities and Exchange Commission; (C) delivered or mailed to the Office of Financial Management, Securities and Exchange Commission, Operations Center, 6432 General Green Way, Mail Stop 0-3, Alexandria, Virginia 22312; and (D) submitted under a cover letter that identifies Respondent as a Respondent in these proceedings, the file number of these proceedings, a copy of which cover letter and money order or check shall be sent to Richard E. Simpson, Division of Enforcement, Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549.

By the Commission.

Nancy M. Morris
Secretary